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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 9, 2005

                             The Enstar Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


           GEORGIA                       0-07477               63-0590560
(State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)       Identification Number)


                               401 MADISON AVENUE
                            MONTGOMERY, ALABAMA 36104
          (Address of principal executive offices, including zip code)

              Registrant's telephone number, including area code:
                                 (334) 834-5483


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 9, 2005, The Enstar Group, Inc. issued a press release ("Press Release") announcing its financial results for the second quarter of 2005. A copy of the Press Release is attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


             (c)      Exhibits

             Exhibit No.

             99.1 Text of the Press Release of The Enstar Group, Inc., dated August 9, 2005.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 11, 2005


                                     THE ENSTAR GROUP, INC.


                                     By:/s/ Cheryl D. Davis
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                                         Cheryl D. Davis
                                         Chief Financial Officer, Vice President
                                         of Corporate Taxes and Secretary